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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY
                                                                  --------------

                                    DDi Corp.

                                  $100,000,000

                  6.25% Convertible Subordinated Notes Due 2007

                               Purchase Agreement

                                                              New York, New York
                                                                  March 26, 2002

J.P. Morgan Securities, Inc.
Robertson Stephens, Inc.
c/o J.P. Morgan Securities, Inc.
277 Park Avenue
9th Floor
New York, New York  10013

Ladies and Gentlemen:

          DDi Corp., a corporation organized under the laws of the State of Delaware (the "Company"), proposes to issue and sell to J.P. Morgan Securities, Inc. and Robertson Stephens, Inc. (the "Initial Purchasers"), $100,000,000 principal amount of its 6.25% Convertible Subordinated Notes Due 2007 (the "Firm Securities"). The Company also proposes to grant to the Initial Purchasers an option to purchase up to $15,000,000 additional principal amount of such Subordinated Notes (the "Option Securities" and, together with the Firm Securities, the "Securities"). The Securities will be convertible into shares of common stock of the Company, par value $.01 per share (the "Common Stock"). The Securities are to be issued under an indenture (the "Indenture"), in the form attached hereto as Exhibit A, between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). The Securities and the Common Stock issuable upon conversion of the Securities have the benefit of a registration rights agreement (the "Registration Rights Agreement"), in the form attached hereto as Exhibit B, between the Company and the Initial Purchasers, pursuant to which the Company has agreed to register the resale of the Securities under the Act subject to the terms and conditions therein specified. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 17 hereof.

          The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

          In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated March 25, 2002 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by

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reference therein, the "Preliminary Memorandum"), and a final offering memorandum, dated March 26, 2002 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms "amend," "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time which is incorporated by reference therein.

          1. Representations and Warranties. The Company represents and warrants
             ------------------------------
to the Initial Purchasers as set forth below in this Section 1.

          (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time, on the Closing Date and on any settlement date with respect to the Option Securities, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof, at the Closing Date and on any settlement date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein.

          (b) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities or of the Common Stock issuable upon conversion thereof under the Act; provided that the Company makes no such representation or warranty with respect to the Initial Purchasers or any of their Affiliates.

          (c) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States; provided that the Company makes no such representation or warranty with respect to the Initial Purchasers or any of their Affiliates.

          (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

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          (e) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S; provided that the Company makes no such representation or warranty with respect to the Initial Purchasers or any of their Affiliates. Terms used in this paragraph have the meanings given to them by Regulation S.

          (f) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, an "investment company" within the meaning of the Investment Company Act.

          (g) The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The documents incorporated by reference in the Preliminary Memorandum or the Final Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Preliminary Memorandum or the Final Memorandum or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (h) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase the Securities of the Company (except as contemplated by this Agreement).

          (i) Neither the Company nor any of its directors, officers or Affiliates has taken, or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (j) Except in each case as described in the Preliminary Memorandum and the Final Memorandum, since the date of the latest audited financial statements included in the Preliminary Memorandum and the Final Memorandum, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Preliminary Memorandum and the Final Memorandum, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

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          (k) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Memorandum; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect").

          (l) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Memorandum; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except as described in the Final Memorandum under the caption "Description of Indebtedness--Dynamic Details Senior Credit Facility."

          (m) As of December 31, 2001, the Company had an authorized capitalization as set forth in the Final Memorandum under the heading "Capitalization" in the column entitled "Actual;" and, except as described in the Final Memorandum, upon completion of the issue and sale of the Securities and the use of the proceeds therefrom as contemplated in the Final Memorandum, the Company will have the capitalization as set forth in the Final Memorandum under the heading "Capitalization" in the column entitled "As Adjusted."

          (n) The Company and its subsidiaries possess adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (o) The Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Company, will constitute a legal, valid and binding instrument, enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly authorized and, when the Securities are issued, delivered

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     and paid for pursuant to this Agreement on the Closing Date, the Securities will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits provided by the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company, will constitute a legal, valid, binding and enforceable instrument of the Company (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity and subject, as to the enforcement of the indemnification provisions contained therein, to public policy to the extent the enforceability of any right to indemnification violates any law, rule or regulation).

          (p) This Agreement has been duly authorized, executed and delivered by the Company.

          (q) When the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Securities will be convertible into Common Stock in accordance with the terms of the Indenture; the Common Stock initially issuable upon conversion of such Securities has been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; all outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Final Memorandum; and the stockholders of the Company have no preemptive rights with respect to the Securities or the Common Stock issuable upon conversion of the Securities.

          (r) No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Registration Rights Agreement and the Indenture, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities by the Initial Purchasers in the manner contemplated herein, in the Final Memorandum and in the Registration Rights Agreement; provided that the Company makes no such representation or warranty as it relates to the representations, warranties and agreements of the Initial Purchasers set forth in Section 4 of this Agreement.

          (s) The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, and the Indenture, and the consummation of the transactions herein or therein contemplated (including but not limited to the issuance and sale of the Securities by the Company and the use of the proceeds therefrom as described in the Final Memorandum and the issuance of Common Stock upon conversion thereof) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of

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     any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (ii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (iii) the charter or by-laws of the Company or any such subsidiary, except in the case of (i) or (ii), for such breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

          (t) Except as disclosed in the Final Memorandum, there are no pending actions, suits or proceedings against or affecting the Company or any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under, or to consummate the transactions contemplated by, this Agreement, the Indenture, the Registration Rights Agreement or the Final Memorandum; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

          (u) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws, as the case may be, or in default (or would be in default with notice or lapse of time, or both) in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, deed of trust, loan or credit agreement, lease, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of their properties may be bound, which default or defaults would have a Material Adverse Effect, or in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body, the violation of which would have a Material Adverse Effect.

          (v) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns that have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith. Except as disclosed in the Final Memorandum, there is no tax deficiency that has been or might reasonably be expected to be asserted or, to the Company's knowledge, threatened against the Company or any of its subsidiaries, that would have a Material Adverse Effect.

          (w) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

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          (x) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Memorandum or such as would not have a Material Adverse Effect; and any material real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with only such exceptions as would not have a Material Adverse Effect, in each case except as described in the Final Memorandum.

          (y) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (z) Except as disclosed in the Final Memorandum, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (aa) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

          (bb) PricewaterhouseCoopers LLP, who has certified the financial statements of the Company, are independent public accountants as required by the Act and the Rules and Regulations. The financial statements (including the related notes) included in the Preliminary Memorandum and the Final Memorandum present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

          (cc) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Securities Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its subsidiaries for employees or former employees of the Company or any of its subsidiaries has been

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     maintained in compliance, in all material respects, with its respective terms and the requirements of any applicable statutes, order, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), except for such non-compliance that would not result in a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption or transactions that would not have a Material Adverse Effect. For each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency," as defined in Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

          (dd) The Company and each of its subsidiaries maintain a system of internal accounting controls that, taken as a whole, are sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
     (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ee) The Company and each of its subsidiaries maintain insurance of the types and in the amounts that the Company reasonably deems adequate for their respective businesses, including, without limitation, insurance coverage on real and personal property owned or leased by them against theft, damage, destruction, acts of vandalism and all other material risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its respective business.

          (ff) There are no contracts or documents which are required to be described in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "2001 Annual Report"), or to be attached thereto as an exhibit, which have not been so described, incorporated by reference as an exhibit thereto or attached as an exhibit thereto; provided, however, that contracts or documents required to be described in Part III of the 2001 Annual Report will be incorporated by reference to the Company's Proxy Statement relating to the annual meeting of stockholders to be held in 2002.

          (gg) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person, except as described in the Final Memorandum.

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          (hh) The Common Stock into which the Securities are convertible, upon issuance, will be listed for trading on the The Nasdaq Stock Market's National Market.

          Any certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

          2. Purchase and Sale. (a) Subject to the terms and conditions and in
             -----------------
     reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, to purchase from the Company, at a purchase price of 96.75% of the principal amount thereof, plus accrued interest, if any, from April 2, 2002 to the Closing Date, the principal amount of Firm Securities set forth opposite such Initial Purchaser's name in Schedule I hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the Initial Purchasers to purchase, severally and not jointly, the Option Securities at the same purchase price as the Initial Purchasers paid for the Firm Securities, plus accrued interest, if any, from April 2, 2002 to the settlement date for the Option Securities. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Memorandum upon written or telegraphic notice by the Initial Purchasers to the Company setting forth the number of Option Securities as to which the Initial Purchasers is exercising the option and the settlement date. Delivery of the Option Securities, and payment therefor, shall be made as provided in Section 3 hereof. The principal amount of Option Securities to be purchased by each Initial Purchaser shall be the same percentage of the total number of Option Securities to be purchased by the Initial Purchasers as such Initial Purchaser is purchasing of the Firm Securities, subject to such adjustments as the Initial Purchasers shall deem advisable.

          3. Delivery and Payment. Delivery of and payment for the Firm
             --------------------
Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on April 2, 2002, which date and time may be postponed by agreement between the Initial Purchasers and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Initial Purchasers against payment by the Initial Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Initial Purchasers shall otherwise instruct.

          If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Initial Purchasers on the date specified by the Initial Purchasers (which shall be within three Business Days after exercise of said option), for the respective

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account of the Initial Purchasers, against payment by the Initial Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Initial Purchasers on the settlement date for the Option Securities, and the obligation of the Initial Purchasers to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

          4. Offering by Initial Purchasers. Each Initial Purchaser, severally
             ------------------------------
and not jointly, represents and warrants to and agrees with the Company that:

          (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A, or (ii) in accordance with the restrictions set forth in Exhibit C hereto.

          (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

          5. Agreements. The Company agrees with each Initial Purchasers that:
             ----------

          (a) The Company will furnish to the Initial Purchasers and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

          (b) The Company will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Initial Purchasers, which consent will not be unreasonably withheld or delayed; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company has furnished the Initial Purchasers with a copy of such document for their review and the Initial Purchasers have not reasonably objected to the filing of such document. The Company will promptly advise the Initial Purchasers when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

          (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers, any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the

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     circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company promptly (i) will notify the Initial Purchasers of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

          (d) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Initial Purchasers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (e) For a period of two years from the Closing Date, the Company will not, and will not permit any of its Affiliates to, resell any Securities or the Common Stock issuable upon conversion thereof that have been acquired by any of them.

          (f) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities or the Common Stock issuable upon conversion thereof under the Act; provided that the Company makes no such agreement with respect to the Initial Purchasers or any of their Affiliates.

          (g) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States; provided that the Company makes no such agreement with respect to the Initial Purchasers or any of their Affiliates.

          (h) So long as any of the Securities or the Common Stock issuable upon conversion thereof are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. Any information provided by the Company pursuant to this Section 5(h) will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i) The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

          (j) The Company will reserve and keep available at all times, free of preemptive rights, the full number of shares of Common Stock issuable upon conversion of the Securities.

          (k) The Company will not for a period of 90 days following the Execution Time, without the prior written consent of J.P. Morgan Securities Inc., offer, pledge, sell or contract to sell, hedge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Affiliate of the Company or any person in privity with the Company or any Affiliate of the Company), directly or indirectly, or enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or announce the offering of, any debt securities issued or guaranteed by the Company, any shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that (i) the Company may issue and sell Common Stock or securities convertible into or exchangeable for Common Stock pursuant to any employee stock option plan or stock ownership plan of the Company in effect at the Execution Time, (ii) the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, (iii) the Company may issue the Securities, (iv) the Company may issue Common Stock upon conversion of the Securities, (v) the Company may issue and sell up to one million shares of Common Stock or securities convertible into, or exchangeable for, Common Stock in connection with any strategic investor, lender, vendor, customer, lease or similar arrangement, the primary purpose of which is not to raise equity capital and (vi) the Company may issue Common Stock as full or partial consideration in connection with any of the Company's future acquisitions; provided that, the Initial Purchasers have received notice of such proposed issuances of Common Stock or securities convertible into, or exchangeable for, Common Stock pursuant to clauses (v) and (vi) in advance thereof and, provided further, that those who receive Common Stock or securities convertible into, or exchangeable for, Common Stock pursuant to such issuances must enter into lock-up agreements pursuant to which they may not offer, sell or contract to sell, hedge or otherwise dispose of, directly or indirectly, any of the Common Stock referred to in clauses (v) and (vi), or publicly disclose the intention to make any such offer, sale or disposition, without the prior written consent of the Initial Purchasers, for a period of 90 days following the Execution Time.

          (l) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (m) Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the Conversion Price (as defined in the Indenture).

          (n) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture and the Registration Rights Agreement, the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Securities for trading in the PORTAL Market; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder. It is understood, however, that except as provided in Sections 5, 7 and 8 of this Agreement, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel.

          6. Conditions to the Obligations of the Initial Purchasers. The
             -------------------------------------------------------
obligations of the Initial Purchasers to purchase the Firm Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the Execution Time and on the Closing Date (and on any settlement date with respect to the Securities), to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) The Company shall have requested and caused Timothy J. Donnelly, Esq., general counsel of the Company, and Paul, Hastings, Janofsky & Walker, LLP, counsel for the Company, to furnish to the Initial Purchasers opinions, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form set forth in Exhibits D-1 and D-2, respectively.

          (b) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Wragge & Co., English Counsel for the Company, substantially in the form set forth in Exhibit D-3.

          (c) The Initial Purchasers shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Initial Purchasers, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to the Initial Purchasers a certificate of the Company, signed by the principal financial or accounting officer of the Company, dated the Closing Date, regarding certain information contained in the Final Memorandum and a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

               (ii) subsequent to the date of the most recent financial statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), prospects, earnings, business, properties or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (e) The Initial Purchasers shall have received, on each of the Execution Time and the Closing Date, a letter dated as of the Execution Time or as of the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Final

     Memorandum. References to the Final Memorandum in this Section 6(e) include any amendment or supplement thereto at the date of the applicable letter.

          (f) At the Execution Time, the Company shall have furnished to the Initial Purchasers "lockup" letters, each substantially in the form of Exhibit E-1 hereto, from each of the persons or entities listed on Exhibit E-2 hereto, addressed to the Initial Purchasers.

          (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), prospects, earnings, business, properties or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause
     (i) or (ii) above, is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (h) The Securities shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD, and the Securities shall be eligible for clearance and settlement through The Depositary Trust Company.

          (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (j) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Initial Purchasers. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at Four Times Square, New York, New York 10036, on the Closing Date.

          7. Reimbursement of Expenses. If the sale of the Securities provided
             -------------------------
for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.

          8. Indemnification and Contribution. (a) The Company agrees to
             --------------------------------
     indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers specifically for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in any Preliminary Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Initial Purchaser occurs under circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (x) the Company had previously furnished copies of the Final Memorandum to the Initial Purchasers, (y) the untrue statement or omission of a material fact contained in the Preliminary Memorandum was corrected in the Final Memorandum and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Final Memorandum. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, officers, employees and agents, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to the Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities and, under the heading "Plan of Distribution," the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Initial Purchasers within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as an Initial Purchaser, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer, director, employee and agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          9. Default by an Initial Purchaser. If any one of the Initial
             -------------------------------
Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Initial Purchaser shall be obligated to take up and pay for the Securities which the defaulting Initial Purchaser agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Initial Purchaser agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Initial Purchaser shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchaser does not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Initial Purchasers shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

          10. Termination. This Agreement shall be subject to termination in the
              -----------
absolute discretion of the Initial Purchasers, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or The Nasdaq Stock Market or trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or Market, as the case may be; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, including acts of terrorism, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          11. Representations and Indemnities to Survive. The respective
              ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12. Notices. All communications hereunder will be in writing and
              -------
effective only on receipt, and, if sent to the Initial Purchasers, will be mailed, delivered or telefaxed to J.P. Morgan Securities, Inc., 60 Wall Street, New York, New York 10260, Attention: Travis Epes, Esq., Managing Director and Associate General Counsel, facsimile (212) 270-7487, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention Phyllis G. Korff, Esq., facsimile (917) 777-2694; or, if sent to the Company, will be mailed, delivered or telefaxed to it at 1220 Simon Circle, Anaheim, California 92806,

Attention: Timothy J. Donnelly, Esq., General Counsel, facsimile (714) 688-7619, with a copy to Paul, Hastings, Janofsky & Walker LLP, 695 Town Center Drive, 17th Floor, Costa Mesa, California 92626, Attention: John F. Della Grotta, Esq., facsimile (714) 668-6310.

          13. Successors. This Agreement will inure to the benefit of and be
              ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

          14. Applicable Law. This Agreement will be governed by and construed
              --------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15. Counterparts. This Agreement may be executed in one or more
              ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

          16. Headings. The section headings used herein are for convenience
              --------
only and shall not affect the construction hereof.

          17. Definitions. The terms which follow, when used in this Agreement,
              -----------
shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

          "Commission" shall mean the Securities and Exchange Commission.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean, the date and time that this Agreement is executed and delivered by the parties hereto.

          "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Regulation D" shall mean Regulation D under the Act.

          "Regulation S" shall mean Regulation S under the Act.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Initial Purchasers.

                                                    Very truly yours,

                                                    DDI CORP.


                                                    By
                                                      --------------------------
                                                    Name:
                                                    Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


J.P. MORGAN SECURITIES INC.


By
  ----------------------
   Name:
   Title:


ROBERTSON STEPHENS, INC.


By
  ----------------------
   Name:
   Title:

                                   SCHEDULE I

--------------------------------------------------------------------------------

         Initial Purchasers             Principal Amount of Firm Securities
         ------------------             -----------------------------------

                                                   To Be Purchased
                                                   ---------------

--------------------------------------------------------------------------------
J.P. Morgan Securities Inc. .........                $ 75,000,000

--------------------------------------------------------------------------------
Robertson Stephens, Inc. ............                $ 25,000,000

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              Total .................                $100,000,000

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                                Form of Indenture
                                -----------------

                                                                       EXHIBIT B

                      Form of Registration Rights Agreement
                      -------------------------------------

                                                                       EXHIBIT C

          Selling Restrictions for Offers and Sales Outside the United States
          -------------------------------------------------------------------

          (1)(a) The Securities and the Stock issuable upon conversion thereof have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act or unless registered under the Act. The Initial Purchasers represent and agree that, except as otherwise permitted by Section 4(a)(i) or (ii) of the Agreement to which this is an exhibit, they have offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until one year after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that it will not engage, directly or indirectly, in hedging transactions with regard to the Securities or the shares of Common Stock issuable upon conversion thereof prior to the expiration of one year after the later of the commencement of the offering and the Closing Date unless in compliance with the Act. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) or (ii) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the one-year distribution compliance period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year after the later of the commencement of the offering and April 2, 2002, except in either case in accordance with Regulation S or Rule 144A under the Act. Hedging transactions with regard to the Securities or the shares of Common Stock issuable upon conversion of the Securities may not be conducted, directly or indirectly, prior to the expiration of one year after the later of the commencement of the offering and April 2, 2002 unless in compliance with the Act. Terms used above have the meanings given to them by Regulation S."

          (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

          (c) Terms used in this section have the meanings given to them by Regulation S.

          (2) Each Initial Purchaser represents and agrees that (i) it has not offered or sold, and prior to the expiration of the period of six months from the issue date of the Securities will not offer or sell, any Securities in the United Kingdom, other than to persons whose ordinary business it is to buy, hold, manage or dispose of investments (whether as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public within the meaning of the Public Offers of Securities Regulation 1995 or the Financial Services Act 1986 of the United Kingdom; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on, in the United Kingdom, any document received by it in connection with the issue of the Securities, if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                                                                     EXHIBIT D-1

               Form of Opinion to be Delivered by Timothy J. Donnelly, Esq.
               ------------------------------------------------------------

               (i) The outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Final Memorandum.

               (ii) The Company owns, directly or indirectly, all of the issued and outstanding capital stock of DDi Intermediate Holdings Corp., DDi Capital Corp. and Dynamic Details, Incorporated based on a review of the stock transfer records of each such corporation; Dynamic Details, Incorporated owns, directly or indirectly, all of the issued and outstanding capital stock of Dynamic Details, Incorporated Silicon Valley based on a review of the stock transfer records of such corporation.

               (iii) Except as disclosed in or specifically contemplated by the Final Memorandum, to such counsel's knowledge, there are no outstanding options or warrants or other rights calling for the issuance of any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

               (iv) Except for the registration rights granted pursuant to that certain Stockholders Agreement, dated March 31, 2000, as amended by the Amendments thereto, dated October 2, 2000 and January 29, 2001, respectively, to such counsel's knowledge, no holder of any security of the Company has the right to require registration of securities in connection with the registration of the Securities pursuant to the Registration Rights Agreement.

     D-1-1

                                                                     EXHIBIT D-2

     Form of Opinion to be Delivered by Paul, Hastings, Janofsky & Walker, LLP
     -------------------------------------------------------------------------

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum.

               (ii) Each of the subsidiaries of the Company listed in Schedule A hereto is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and each such subsidiary is qualified as a foreign corporation in each jurisdiction listed in Schedule A attached hereto.

               (iii) Each of the subsidiaries of the Company listed in Schedule B hereto is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and each such subsidiary is qualified as a foreign corporation in each jurisdiction listed in Schedule B attached hereto.

               (iv) The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery thereof by the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (except to the extent that enforcement thereof may be limited by (a) bankruptcy, reorganization, insolvency, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law); the Securities delivered on the Closing Date have been duly authorized by the Company and conform in all material respects to the description thereof contained in the Final Memorandum; and the Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement on the Closing Date will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms (except to the extent that enforcement thereof may be limited by (a) bankruptcy, reorganization, insolvency, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law).

               (v) The Securities delivered on the Closing Date are convertible into shares of Common Stock of the Company in accordance with the terms of the Indenture; the shares of Common Stock initially issuable upon conversion of such Securities have been duly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the provisions of the Securities and the Indenture upon such conversion, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Final Memorandum.

     D-2-1

               (vi) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument enforceable against the Company (except to the extent that enforcement thereof may be limited by (a) bankruptcy, reorganization, insolvency, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally, (b) general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law and (c) public policy to the extent the enforceability of any right to indemnification violates any law, rule or regulation).

               (vii) This Agreement has been duly authorized, executed and delivered by the Company.

               (viii) The statements in the Final Memorandum under the headings "Description of Notes," and "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Securities, the Common Stock, the Preferred Stock of the Company and the documents and provisions of law referred to therein, and under the heading "Certain United States Federal Income Tax Considerations," insofar as they purport to describe the provisions of law referred to therein, fairly summarize the terms of the securities, matters, provisions of law or documents therein described.

               (ix) No consent, approval, authorization, order of, filing with or qualification with, any governmental body or agency is required under any New York, California or federal law or regulation for the performance by the Company of its obligations under this Agreement, the Registration Rights Agreement and the Indenture, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required by the securities or blue sky laws or obligations of the various states in connection with the offer and sale of the Securities by the Initial Purchasers in the manner contemplated in this Agreement, in the Final Memorandum and in the Registration Rights Agreement (as to which such counsel expresses no opinion).

               (x) The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, and the Indenture, and the consummation of the transactions herein or therein contemplated (including but not limited to the issuance and sale of the Securities by the Company and the use of the proceeds therefrom as described in the Final Memorandum and the issuance of shares of Common Stock upon conversion thereof) will not (a) conflict with the Company's Certificate of Incorporation or By-Laws, (b) result in any violation of the Delaware General Corporation Law, the laws of the States of New York and California or the Federal laws of the United States of America (the "Requirements of Law") or (c) constitute a breach of or an event of default under the terms of any indenture or other agreement to which the Company or any of its subsidiaries is a party or bound which is attached or incorporated by reference as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (except that such counsel need not express any opinion with respect to clause (c)

                                      D-2-2
          above as (i) to any indenture or other agreement governed by the laws of England as to which Wragge & Co., English counsel for the Company, is opining or as (ii) to any covenant, restriction or provision of any such agreement with respect to financial covenants, ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries, and such counsel has assumed that all such agreements or instruments which are not governed by the laws of the State of New York or the State of California are governed by the laws of the State of New York), or to such counsel's knowledge, any judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator (collectively, "Orders") of the United States or the States of New York, California or Delaware having jurisdiction over the Company or any of its subsidiaries, which breach or default will have a Material Adverse Effect; provided, however, that such counsel's opinion expressed in this paragraph is based on such counsel's review of those Requirements of Law which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement, the Registration Rights Agreement and the Indenture but without having made any special investigation concerning any other Requirements of Law, and those Orders specifically identified to such counsel by the Company as being Orders to which is it subject; provided, further, that such counsel need express no opinion with respect to the Federal or state securities or blue sky laws or regulations, antifraud laws or the rules and regulations of the National Association of Securities Dealers, Inc.

               (xi) The stockholders of the Company have no preemptive rights with respect to the Securities or the shares of Common Stock into which they are convertible, under the Certificate of Incorporation or By-Laws of the Company and the Delaware General Corporation Law or under any agreement or instrument attached or incorporated by reference as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

               (xii) Assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under, or in connection with the conversion of the Securities into shares of Common Stock in the manner contemplated by this Agreement and the Indenture, as the case may be, to register the Securities under the Act or to qualify any indenture in respect of the Securities under the Trust Indenture Act.

               (xiii) The Company is not and, immediately after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be, an "investment company" as defined in the Investment Company Act.

     Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Final Memorandum, except as described in paragraph (viii) above. However, in connection with the preparation by the Company of the Final

                                      D-2-3

Memorandum, such counsel participated in various discussions and meetings with the Initial Purchasers' representatives, officers and other representatives of the Company, and representatives of the Company's independent public accountants at which the contents of the Final Memorandum were discussed. No information has come to such counsel's attention which causes such counsel to conclude that the Final Memorandum contained at the Execution Time or contains as of the Closing Date an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel shall express no view as to any financial statements and notes thereto, financial schedules and other financial information included therein or exhibits to any document incorporated by reference in the Final Memorandum).

                                      D-2-4

                                                                     EXHIBIT D-3

               Form of Opinion to be Delivered by Wragge & Co.
               -----------------------------------------------

          (i) DDi Europe Limited (the "Subsidiary") is a private limited company duly organized, validly existing and in good standing under the laws of England and Wales.

          (ii) The entire issued share capital of the Subsidiary is shown by its Register of Members as being legally owned by the Company.

          (iii) In connection with the proposed offering of Securities by the
     Company:

               (a) The issuance and sale by the Company of the Securities, the performance by the Company of its obligations under this Agreement and the use of the proceeds therefrom as described in the Final Memorandum will not violate any applicable law of England and Wales nor, to the extent that this firm is aware of (which it is not), any order, writ, injunction or decree of any court of England and Wales;

               (b) No authorizations or consents of any governmental entity of England and Wales are required under any applicable law of England and Wales to permit the Company to perform its obligations under this Agreement in connection with the sale of the Securities; and

               (c) The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, and the Indenture, and the consummation of the transactions herein or therein contemplated (including but not limited to the issuance and sale of the Securities by the Company and the use of the proceeds therefrom as described in the Final Memorandum and the issuance of shares of Common Stock upon conversion thereof) will not constitute a breach of or an event of default under the terms of any indenture or other agreement to which the Company or any of its subsidiaries is a party or bound which is attached or incorporated by reference as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and which is governed by English law.

     D-3-1

                                                                     EXHIBIT E-1

                             Form of Lock-Up Letter
                             ----------------------

                                                       March   , 2002
                                                             --

J.P. MORGAN SECURITIES INC.
277 Park Avenue
New York, NY 10172

     Re:  DDi Corp. - - Convertible Subordinated Notes due 2007

Ladies and Gentlemen:

The undersigned understands that you propose to enter into a Purchase Agreement (the "Purchase Agreement") with DDi Corp., a Delaware corporation (the "Company"), providing for the offering (the "Offering") by you (the "Initial Purchaser"), of Convertible Subordinated Notes due 2007 of the Company (the "Securities"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

In consideration of the Initial Purchaser's agreement to purchase and make the Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc., the undersigned will not, during the period ending 90 days after the date of the offering memorandum relating to the Offering (the "Offering Memorandum"), (i) offer, pledge, announce the intention to sell, sell, contract to sell, hedge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $0.01 per share par value, of the Company (the "Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), including the Securities or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities or the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Securities or Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc., it will not, during the period ending 90 days after the date of the Offering Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

In furtherance of the foregoing, except as otherwise provided herein, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

     E-1-1

Notwithstanding the foregoing, (i) gifts or (ii) transfers to (A) the undersigned's immediate family or (B) a trust or partnership the beneficiaries and sole partners of which are members of the undersigned's immediate family and/or the undersigned, shall not be prohibited by this Letter Agreement if the donee, trustee or transferee agrees in writing to be bound by the restrictions contained herein in the same manner as this Letter Agreement applies to the undersigned. For purposes of this Letter Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, nothing contained herein shall prohibit the undersigned from exercising options granted to the undersigned under the Company's stock option plans, it being understood that the restrictions contained in this Letter Agreement shall apply to the shares of Common Stock acquired upon such exercise of options.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

The undersigned understands that the Initial Purchasers are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Letter Agreement.

                                      E-1-2

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                                                    Very truly yours,

                                                    [NAME OF STOCKHOLDER]


                                                    By:
                                                        ------------------------
                                                        Name:
                                                        Title:

Accepted as of the date
first set forth above:

J.P. MORGAN SECURITIES INC.


By:
    ------------------------------
     Name:
     Title:

                                      E-1-3

                                                                     EXHIBIT E-2

                    Persons Required to Sign Lock-Up Letters
                    ----------------------------------------

                            Bain Capital Fund V L.P.

                           Bain Capital Fund V-B, L.P.

                                 BCIP Associates

                           BCIP Trust Associates, L.P.

                                  Prescott Ashe

                                 Mark R. Benham

                                Edward W. Conard

                                  David Dominik

                                 Joseph P. Gisch

                                Robert Guezuraga

                                  Murray Kenney

                                Bruce D. McMaster

                               Stephen G. Pagliuca

                                 Terry L. Wright

                                 Stephen M. Zide

     E-2-1